Exhibit 99.2

Monster Beverage Corporation

SAFE HARBOR STATEMENTCertain statements made in this presentation may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. Monster Beverage Corporation (the “Company”) cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: the direct and indirect impacts of the human and economic consequences of the COVID-19 pandemic as well as measures being taken or that may be taken in the future by governments, and consequently, businesses (including the Company and its suppliers, bottlers/distributors, co-packers and other service providers), and the public at large to limit the COVID-19 pandemic; the impact on consumer demand of the resurgence of the COVID-19 pandemic in the Northern Hemisphere, resulting in a number of countries in Europe announcing expansive new regulations; the global slowing of growth and/or decline in sales of energy drinks including the convenience and gas channel (which is our largest channel), resulting from deteriorating economic conditions and financial uncertainties due to the COVID-19 pandemic; our ability to recognize benefits from The Coca-Cola Company (TCCC) transaction; our extensive commercial arrangements with TCCC and, as a result, our future performance’s substantial dependence on the success of our relationship with TCCC; the impact of TCCC bottlers/distributors distributing Coca-Cola brand energy drinks; the impact on our business of trademark and trade dress infringement proceedings brought against us relating to our Reign Total Body Fuel® high performance energy drinks; exposure to significant liabilities due to litigation, legal or regulatory proceedings; intellectual property injunctions; our ability to introduce and increase sales of both existing and new products, and the impact of the COVID-19 pandemic on our innovation plans; our ability to implement the share repurchase programs; unanticipated litigation concerning the Company’s products; the current uncertainty and volatility in the national and global economy; changes in consumer preferences; adverse publicity surrounding obesity and health concerns related to our products, water usage, environmental impact, human rights and labor and workplace laws; changes in demand due to both domestic and international economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities including limitations on co-packing availability and retort production; product distribution and placement decisions by retailers; the effects of retailer and/or bottler/distributor consolidation on our business; our ability to successfully adapt to the changing landscape of advertising, marketing, promotional, sponsorship and endorsement opportunities created by the COVID-19 pandemic; unilateral decisions by bottlers/distributors, buying groups, convenience chains, grocery chains, mass merchandisers, specialty chain stores, club stores and other customers to discontinue carrying all or any of our products that they are carrying at any time, restrict the range of our products they carry and/or devote less resources to the sale of our products; changes in governmental regulation; the imposition of new and/or increased excise sales and/or other taxes on our products; criticism of energy drinks and/or the energy drink market generally; our ability to satisfy all criteria set forth in any U.S. model energy drink guidelines; the impact of proposals to limit or restrict the sale of energy drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy drinks can be sold; or political, legislative or other governmental actions or events, including the outcome of any state attorney general, government and/or quasi-government agency inquiries, in one or more regions in which we operate. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2019 and our subsequently filed quarterly reports on Form 10-Q. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.2

COVID-19 EMPLOYEE WELLBEING

MONSTER ENERGY IS COMMITTED TO THE SAFETY AND WELLBEING OF OUR EMPLOYEES

HEALTH AND SAFETY

All offices closed in March with office-based employees working remotely.
Employees were provided all necessary equipment for home-based work.
Field Sales teams returned to the market as appropriate with enhanced safety protocols.
Recently started on-site COVID-19 employee testing.

EMPLOYEE COMMUNICATION AND SUPPORT

Increased employee communications.
Wellness hotlines and enhanced employee assistance programs provided.
Regular "Monster Legends" speaker series covering topics such as diversity, motivation, health and safety, mental health, resiliency, Generation Z, and family welfare.
Pulse employee surveys to evaluate employee morale.
Monster Energy Cares continues to support first responders, health care workers and hospitals – donating over 4 million cans in 2020.

BUSINESS PROCESSES

The Company's flavor manufacturing facilities, its co-packers, warehouses and shipment facilities have been operating throughout.
Quality Control, AFF, and warehouses have remained operational with enhanced safety protocols.
The Company has not to date experienced significant raw material or finished product shortages, and the supply chain generally remains intact.
Innovation remains a huge priority.

2021 VIRTUAL INVESTOR MEETING

3

2021 VIRTUAL INVESTOR MEETING

2020 PHILANTHROPIC SUPPORT

PANDEMIC RESPONSE

Donated over 4,000,000 cans of our beverages to First Responders in over 40 countries.

MILITARY/NATIONAL GUARD SUPPORT

Supported our troops as they were called to support: Covid19 Testing/Pandemic, Civil Unrest, Wild Fires, Hurricanes/Flooding

MONSTER ATHLETE & TALENT ACTIVATION

Engaged our Monster Athletes & Talent on Zoom calls to boost moral for our Military troops around the world.

CONTINUED SUPPORTING ALL OF OUR ONGOING CHARITABLE EFFORTS AROUND THE GLOBE.


Glendale
POLICE DEPARTMENT

MONSTER ENERGY CARES



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2021 VIRTUAL INVESTOR MEETING

BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS

ALL MEASURED CHANNELS SNAPSHOT 13WKS

BEVERAGE LANDSCAPE % MIX ($)


RTD COFFEE
5.2%
RTD TEA
5.5%
SPORT DRINKS
6.3%
ENERGY DRINKS
15.0%
JUICE/JUICE DRINKS
17.9%
WATER
18.0%
SPARKLING SOFT DRINKS
32.1%

$ SHARE CHG YA	
SPARKLING SOFT DRINKS	(0.0)
WATER	(0.2)
JUICE/JUICE DRINKS	0.0
ENERGY DRINKS	(0.1)
SPORT DRINKS	0.3
RTD TEA	(0.1)
RTD COFFEE	(0.0)

BEVERAGE LANDSCAPE


$ Chg YA
$ % Chg YA
$706M
10.1%
SPARKLING SOFT DRINKS
$364M
9.2%
WATER
$396M
10.2%
JUICE/JUICE DRINKS
$317M
9.7%
ENERGY DRINKS
$212M
16.3%
SPORT DRINKS
$109M
8.9%
RTD TEA
$104M
9.1%
RTD COFFEE

TOTAL BEVERAGE	
$ CHG YA	$2209.3M
$ % CHG YA	10.1%

Source: Nielsen All Measured Channels 13 W/E 12/26/2020 Syndicated database

5

BRAND PERFORMANCE TOTAL U.S. ALL CHANNELSALL MEASURED CHANNELS SNAPSHOT 13WKS$ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TNA ENERGY $3,713,669,068 10.9% 1,332,521,463 9.0% 100.0 - TNA TOTAL MEC $1,433,878,042 9.5% 520,191,462 8.2% 38.6 (0.5)TNA MONSTER $1,205,905,843 10.7% 430,155,998 9.7% 32.5 (0.0) TNA NOS $106,196,829 1.3% 40,460,928 (0.3%) 2.9 (0.3) TNA REIGN $98,858,358 7.4% 40,446,284 3.5% 2.7 (0.1) TNA FULL THROTTLE $22,916,903 (0.7%) 9,128,221 (1.4%) 0.6 (0.1)TNA RED BULL $1,317,250,282 18.8% 409,195,510 18.1% 35.5 2.4TNA BANG $266,852,132 (2.6%) 107,602,785 (4.0%) 7.2 (1.0) TNA 5-HOUR $180,398,168 (2.8%) 44,607,253 (5.0%) 4.9 (0.7) TNA ROCKSTAR $171,242,409 (12.4%) 94,396,217 (11.8%) 4.6 (1.2) TNA STARBUCKS $135,839,416 15.7% 44,677,628 12.0% 3.7 0.2 TNA CELSIUS $26,901,932 71.5% 11,622,845 76.8% 0.7 0.3TNA C4 $18,939,935 84.1% 6,981,877 225.4% 0.5 0.2TNA COCA-COLA ENERGY $16,968,680 - 8,350,757 - 0.5 0.5A/O $145,398,180 8.7% 84,895,161 5.2% 3.9 (0.1)Source: Nielsen All Measured Channels 13 W/E 12/26/2020 Total Non-Alcoholic (TNA) Energy6

ENERGY CATEGORY TOTAL U.S. DOLLAR SHARE - ALL MEASURED CHANNELS


45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Jan 20
Feb 20
Mar 20
Apr 20
May 20
Jun 20
Jul 20
Aug 20
Sep 20
Oct 20
Nov 20
Dec 20
TNA MEC 38.8
TNA RED BULL 35.7
TNA MONSTER 32.8
TNA BANG 6.9
TNA 5-HOUR 4.9
TNA ROCKSTAR 4.6
TNA NOS 2.8
TNA REIGN 2.6
TNA FULL THROTTLE 0.6

Source: Nielsen AMC 24 M/E 12/26/2020 Total Non-Alcoholic (TNA) Energy

2021 VIRTUAL INVESTOR MEETING

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2021 VIRTUAL INVESTOR MEETING

ENERGY CATEGORY TOTAL U.S. UNIT SHARE - ALL MEASURED CHANNELS


45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Jan 20
Feb 20
Mar 20
Apr 20
May 20
Jun 20
Jul 20
Aug 20
Sep 20
Oct 20
Nov 20
Dec 20
TNA MEC 39.4
TNA MONSTER 32.7
TNA RED BULL 30.9
TNA BANG 7.8
TNA ROCKSTAR 7.1
TNA 5-HOUR 3.4
TNA NOS 3.0
TNA REIGN 2.9
TNA FULL THROTTLE 0.7

Source: Nielsen AMC 24 M/E 12/26/2020 Total Non-Alcoholic (TNA) Energy

8

BRAND PERFORMANCE TOTAL U.S. CONVENIENCETOTAL U.S. CONVENIENCE SNAPSHOT 13 WKS$ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TNA ENERGY $2,531,026,191 8.4% 942,617,256 7.0% 100.0 - TNA TOTAL MEC $974,742,096 7.3% 379,501,169 6.7% 38.5 (0.4)TNA MONSTER $807,369,527 8.7% 311,533,897 8.1% 31.9 0.1TNA NOS $81,230,830 (0.7%) 32,470,049 (0.5%) 3.2 (0.3)TNA REIGN $67,140,146 3.1% 27,352,336 2.8% 2.7 (0.1)TNA FULL THROTTLE $19,001,521 (0.8%) 8,144,863 (0.1%) 0.8 (0.1)TNA RED BULL $924,126,598 17.7% 303,165,737 18.1% 36.5 2.9TNA BANG $183,472,051 (7.0%) 72,682,182 (5.8%) 7.2 (1.2) TNA 5-HOUR $119,201,199 (2.7%) 34,612,163 (4.5%) 4.7 (0.5) TNA ROCKSTAR $118,512,427 (15.4%) 59,921,092 (17.1%) 4.7 (1.3) TNA STARBUCKS $94,266,675 - 30,164,464 - 3.7 0.3 TNA C4 $13,266,206 93.9% 4,744,798 300.5% 0.5 0.2TNA CELSIUS $11,314,487 43.9% 4,946,024 41.8% 0.4 0.1TNA COCA-COLA ENERGY $8,507,829 - 3,785,519 - 0.3 0.3A/O $83,616,694 (1.7%) 49,094,132 (4.6%) 3.3 (0.3)Source: Nielsen Total U.S. Convenience 13 W/E 12/26/2020 Total Non-Alcoholic (TNA) Energy9

BRAND PERFORMANCE TOTAL U.S. CONVENIENCETOTAL U.S. CONVENIENCE SNAPSHOT 5 WKS$ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TNA ENERGY $913,934,228 5.9% 340,360,807 4.8% 100.0 - TNA TOTAL MEC $354,281,924 5.4% 138,321,137 5.3% 38.8 (0.2)TNA MONSTER $294,616,626 7.5% 114,037,283 7.3% 32.2 0.5TNA NOS $29,189,084 (2.6%) 11,698,313 (2.1%) 3.2 (0.3)TNA REIGN $23,532,958 (5.0%) 9,610,209 (4.9%) 2.6 (0.3) TNA FULL THROTTLE $6,943,225 (3.8%) 2,975,323 (3.3%) 0.8 (0.1) TNA RED BULL $334,959,403 13.9% 109,666,461 14.4% 36.7 2.6 TNA BANG $64,441,411 (9.0%) 25,621,371 (7.0%) 7.1 (1.2) TNA 5-HOUR $43,450,910 (4.8%) 12,601,848 (7.1%) 4.8 (0.5) TNA ROCKSTAR $42,072,210 (18.0%) 21,258,853 (20.0%) 4.6 (1.3) TNA STARBUCKS $32,677,879 13.4% 10,429,727 9.9% 3.6 0.2 TNA C4 $5,121,193 79.6% 1,830,023 275.7% 0.6 0.2TNA CELSIUS $4,177,914 48.8% 1,827,171 45.3% 0.5 0.1TNA COCA-COLA ENERGY $2,666,003 - 1,165,585 - 0.3 0.3A/O $30,085,411 (2.6%) 17,638,640 (5.5%) 3.3 (0.3)Source: Nielsen Total U.S. Convenience 5 W/E 12/26/2020 Total Non-Alcoholic (TNA) Energy10

BRAND PERFORMANCE AMAZONAMAZON SNAPSHOT 13 WKS (STACKLINE)$ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TOTALS $79,786,732 115.9% 2,856,701 126.5% 100.0 0.0 MEC $30,794,707 131.1% 1,008,569 138.5% 38.6 2.5MONSTER $26,393,783 117.7% 784,680 113.8% 33.1 0.3REIGN $4,273,375 287.5% 219,003 311.6% 5.4 2.4NOS $98,110 21.0% 3,428 59.4% 0.1 -0.1FULL THROTTLE $29,439 65.7% 1,458 191.0% 0.0 0.0RED BULL $12,081,908 113.3% 320,634 108.9% 15.1 -0.2CELSIUS $10,703,366 146.3% 438,113 149.8% 13.4 1.7BANG $4,312,621 167.3% 163,898 206.0% 5.4 1.0V8 $3,649,309 112.9% 253,275 124.5% 4.6 -0.1ROCKSTAR $3,538,190 201.7% 140,789 303.0% 4.4 1.35 HOUR ENERGY $3,358,518 22.6% 72,405 15.3% 4.2 -3.2HIBALL ENERGY $1,767,240 104.7% 82,075 103.0% 2.2 -0.1ZEVIA $850,113 100.1% 47,813 118.0% 1.1 -0.1C4 $824,105 270.2% 31,801 283.6% 1.0 0.4Source: Stackline Total Amazon 13 W/E 12/26/2020 Energy Drinks + Energy Shots11

BRAND PERFORMANCE AMAZONAMAZON SNAPSHOT 4 WKS (STACKLINE)$ VOL $ VOL % CHG U VOL U VOL % CHG $ SHR $ SHR CHG TOTALS $24,470,623 162.4% 891,132 176.2% 100.0 0.0 MEC $9,708,180 182.8% 314,756 184.3% 39.7 2.9MONSTER $8,387,326 172.7% 247,570 164.8% 34.3 1.3REIGN $1,283,202 283.0% 64,861 290.7% 5.2 1.7NOS $27,903 53.5% 1,495 210.8% 0.1 -0.1FULL THROTTLE $9,749 104.1% 830 661.5% 0.0 0.0RED BULL $3,592,973 158.1% 96,070 159.0% 14.7 -0.2CELSIUS $3,124,859 196.8% 128,821 198.7% 12.8 1.5BANG $1,241,075 182.0% 48,077 226.3% 5.1 0.4ROCKSTAR $1,228,250 363.0% 52,083 577.9% 5.0 2.2V8 $1,181,729 176.1% 81,962 192.5% 4.8 0.25 HOUR ENERGY $976,340 44.0% 22,734 44.3% 4.0 -3.3HIBALL ENERGY $531,055 149.7% 24,839 128.7% 2.2 -0.1ZEVIA $256,859 152.9% 14,294 182.4% 1.0 0.0C4 $239,042 398.6% 9,296 412.2% 1.0 0.5Source: Stackline Total Amazon 4W/E 12/26/2020 Energy Drinks + Energy Shots12

DISTRIBUTION MONSTER BRAND ENERGY DRINKSWORLD TERRITORIES COMPANY COVERAGE EFFECTIVE AS OF DECEMBER 31, 2020COCA-COLA SYSTEM BOTTLERSALL OTHER - INDEPENDENTNO COVERAGEMaps not to scale13

DISTRIBUTIONMONSTER IS NOW DISTRIBUTED IN 140 COUNTRIES AND TERRITORIES.STRATEGIC BRANDS ARE NOW DISTRIBUTED IN 73 COUNTRIES AND TERRITORIES.REIGN IS NOW DISTRIBUTED IN 11 COUNTRIES AND TERRITORIES WORLDWIDE.AFFORDABLE ENERGY (PREDATOR & FURY) IS NOW DISTRIBUTED IN 24 COUNTRIES AND TERRITORIES WORLDWIDE.ONE OR MORE OF THE COMPANY’S ENERGY DRINKS ARE DISTRIBUTED IN A TOTAL OF 154 COUNTRIES AND TERRITORIES WORLDWIDE.As of December 31, 202014

2021 VIRTUAL INVESTOR MEETING

STRATEGIC BRANDS

EXISTING MARKETS



Canada
United States
Caribbean
Belize
Nicaragua
Panama
Costa Rica
Trinidad and Tobago
Bolivia
Brazil
Paraguay
Iceland
Ireland
Great Britain
Portugal
Spain
Morocco
Algeria
Guinea
Uganda
Kenya
Tanzania
Comoros
Namibia
Swaziland
Lesotho
South Africa
Norway
Sweden
Estonia
Latvia
Lithuania
Belarus
Belgium
Poland
Luxembourg
Ukraine
Slovenia
Hungary
Croatia
Moldova
Romania
Italy
Bosnia
Serbia
Montenegro
Russia
Georgia
Azerbaijan
Armenia
Turkey
Kazakhstan
Kyrgyzstan
Tajikistan
Myanmar
Cambodia
Vietnam
BU
Papua New Guinea
Fiji
Australia
New Caledonia
New Zealand
= NOS
= POWER PLAY
= BPM
= RELENTLESS
= SAMURAI
= LIVE+
= BURN
= GLADIATOR
= ULTRA
= FULL THROTTLE
= NALU
= MOTHER
BU = BU

15

2021 VIRTUAL INVESTOR MEETING

REIGN EXISTING MARKETS


Canada
United States
Caribbean
Brazil
Iceland
Norway
Sweden
Great Britain
Ireland
Germany
Spain
REIGN
TOTAL BODY FUEL

16

AFFORDABLE ENERGY EXISTING MARKETS

2021 VIRTUAL INVESTOR MEETING


Poland
Czech
Slovakia
Hungary
Macedonia
Bulgaria
Albania
Greece
Cyprus
Mexico
Honduras
El Salvador
Trinidad and Tobago
Nigeria
Ethiopia
Kenya
Uganda
Mozambique
Botswana
Namibia
Swaziland
Lesotho
South Africa
Afghanistan
PREDATOR ENERGY
FURY ENERGY

17

EXPANSION MARKETS TARGETED LAUNCHESEMEAAPACLATAMCARIBBEANAUSTRIA (REIGN) AZERBAIJAN (PREDATOR) BELARUS (PREDATOR) BELGIUM (REIGN) CROATIA (PREDATOR) EGYPT (MONSTER & PREDATOR) ESTONIA (REIGN) FINLAND (REIGN) GHANA (PREDATOR) IRAQ (PREDATOR) KAZAKHSTAN (PREDATOR) LATVIA (REIGN) LITHUANIA (REIGN) NETHERLANDS (REIGN) PAKISTAN (PREDATOR) POLAND (REIGN) ROMANIA (PREDATOR) RUSSIA (PREDATOR & REIGN) SAUDI ARABIA (PREDATOR) SOUTH AFRICA (REIGN) SWITZERLAND (REIGN) TURKEY (PREDATOR) UAE (PREDATOR) UKRAINE (PREDATOR)CAMBODIA (PREDATOR) INDIA (PREDATOR) INDONESIA (MONSTER) SRI LANKA (MONSTER) TAIWAN (PREDATOR) THAILAND (MONSTER & PREDATOR) VIETNAM (PREDATOR)BELIZE (MONSTER & PREDATOR) BRAZIL (PREDATOR) CHILE (REIGN) COLOMBIA (FURY) COSTA RICA (FURY) ECUADOR (FURY) GUATEMALA (FURY) NICARGUA (FURY) PANAMA (FURY) PERU (FURY) SURINAME (MONSTER) VENEZULA (MONSTER)SELECT MARKETS18

2021 VIRTUAL INVESTOR MEETING

VALUE SHARE GROWTH SELECT GLOBAL MAKETS

SELECT GLOBAL MARKETS SNAPSHOT 4 WKS

	MONSTER VALUE SHARE LATEST MONTH '19	MONSTER VALUE SHARE LATEST MONTH '20	PORTFOLIO VALUE SHARE LATEST MONTH '19	PORTFOLIO VALUE SHARE LATEST MONTH '20	MONSTER VALUE GROWTH	ENERGY CATEGORY VALUE GROWTH
BRAZIL	28.2%	35.1%	30.8%	37.1%	32.3%	6.3%
CANADA	34.1%	34.8%	37.3%	40.6%	22.7%	20.4%
FRANCE	28.0%	30.3%	28.0%	30.3%	32.1%	22.1%
GERMANY	15.7%	14.8%	15.7%	15.3%	7.3%	14.0%
GREAT BRITAIN	22.1%	27.5%	25.8%	31.2%	39.0%	11.8%
JAPAN	54.5%	54.1%	54.5%	54.1%	10.9%	11.9%
MEXICO	27.3%	27.7%	27.8%	30.4%	7.9%	6.4%
POLAND	14.4%	20.9%	17.5%	23.9%	58.7%	9.1%
SOUTH KOREA	50.5%	55.2%	50.5%	55.2%	55.0%	42.0%
SPAIN	35.1%	37.9%	42.8%	45.8%	19.6%	10.8%

Most Recent Data Available

Source: Nielsen Brazil All Channels 4W/E 11/30/2020 Value Sales; Nielsen Canada All Channels 4W/E 11/28/2020 Value Sales; Nielsen France All Channels 4W/E 11/28/2020 Value Sales; Nielsen Germany All Channels 4W/E 11/28/2020 Value Sales; Nielsen Great Britain All Channels 4W/E 11/28/2020 Value Sales; Intage Japan CVS Channel 4W/E 11/30/2020 Value Sales; Nielsen South Korea All Channels 4W/E 11/30/2020 Value Sales; Nielsen Mexico All Channels 4W/E 11/30/2020 Value Sales; Nielsen Poland All Channels 4W/E 11/30/2020 Value Sales; Nielsen Spain All Channels 4W/E 11/27/2020 Value Sales

19

2021 VIRTUAL INVESTOR MEETING

UPDATES ON CHINA

SOLID PERFORMANCE DESPITE COVID

EXPANDED PORTFOLIO WITH INNOVATION – CAPTURING NEW CONSUMERS, OCCASIONS & NEEDSTATES




MONSTER
ENERGY
龍茶

TEA + ENERGY... NON-CARBONATED

APRIL 2020 LAUNCH

NEW CATEGORY + CONSUMERS


MONSTER
ENERGY
龍之金

DRAGON'S GOLD ... NON-CARBONATED

DECEMBER 2020

RECRUIT NEW CONSUMER FROM CATEGORY

GREW DISTRIBUTION ~1.5X*

GENERAL TRADE / OP +80%



GT - SHENZEN

PETROL +60%



SHELL- TIANJIN

HYPER / CVS +25% FACINGS



CARREFOUR-SH

SUMMER PROMOTION HAD SOLID IMPACT

STRONG DISPLAYS IN-STORE



TODAY- HUBEI



CRV - GUANGDONG

100% CONSUMER WIN RATE



FEATURING CHINESE CELEBRITY "WANG YIBO"

Source: Coca-Cola Bottler Margin Minder report on Active Outlets, *Canadean & bottler estimates Q3YTD

20

MAJOR SPONSORSHIPS 2020VIA VIDEO SUBMISSIONS 21

FORMULA 1 2020

MERCEDES AMG AND LEWIS HAMILTON DOMINATE FORMULA 1

FORMULA 1 - WORLD'S MOST POPULAR MOTORSPORT

MERCEDES AMG WINS A RECORD-BREAKING SEVENTH CONSECUTIVE CONSTRUCTOR'S CHAMPIONSHIP

LEWIS HAMILTON BECOMES THE DRIVER WITH THE MOST WINS IN HISTORY - 95

LEWIS HAMILTON WINS HIS SEVENTH RECORD-TYING WORLD CHAMPIONSHIP

LEWIS RECEIVES KNIGHTHOOD FOR CHARITABLE AND PHILANTHROPIC CONTRIBUTIONS IN THE UK AND OVERSEAS





2021 VIRTUAL INVESTOR MEETING

22

MOTOGP 2020MONSTER ENERGY EXPANDS TEAM SPONSORSHIPS TO INCLUDE THE SUZUKI ECTAR TEAM IN 2021VALENTINO ROSSI 9X MOTOGP CHAMPIONMAVERICK VINALESJOAN MIR 2020 MOTOGP WORLD CHAMPIONALEX RINS23

UFC/MMA SPONSORSHIPS 2020

MAJOR UFC SPONSOR


UFC
UFC


UFC
UFC

VALENTINA SHEVCHENKO
UFC FLYWEIGHT CHAMPION


MANSCAPED

JUAN ARCHLETA
BANTHAM WEIGHT CHAMPION


Triad
MECHANICAL
PERFECT

DOUGLAS LIMA
BELLATOR WELTERWEIGHT CHAMPION


UFC

JON JONES
UFC LIGHTWEIGHT CHAMPION


UFC
Reebok

STIPE MIOCIC
UFC HEAVYWEIGHT CHAMPION

2021 VIRTUAL INVESTOR MEETING

24

2021 VIRTUAL INVESTOR MEETING

E-SPORTS 2020

TOP TOURNAMENTS

DREAMHACK

BEYOND THE SUMMIT

VIRTUAL EVENTS IN 2020

INFLUENTIAL STREAMERS



SKYRROZ
4.2M+ FOLLOWERS



JERICHO
3.3M+ FOLLOWERS



PINTIPANDA
2.2M+ FOLLOWERS



WIZZITE
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ULTRA FULL FLAVOR – ZERO SUGAR JUICE TAKE FLAVOR TO THE LIMITSNATIONAL RETAIL PROMOTION DIGITAL PROGRAMSMEC ATHLETE HAILIE DEEGANCHICKS IN THE OFFICEINFLUENCERSNATIONAL RETAIL PROMOTIONDIGITAL LAUNCH CAMPAIGN 228 MILLION IMPRESSIONS*Source: Digitas: 2020 Year in Review29

HYDRO SUPER SPORT HYDRO ENERGY WATER HARD-CHARGING HYDRATIONWORLD FAMOUS AMBASSADORSSPONSORING ATHLETES WHO SWEATNATIONAL AWARENESS DRIVING MEDIA PARTNERSSERIES SPONSOR30

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MONSTER U.S. INNOVATION 2021WATCH THIS SPACE WATCH THIS SPACE32

12oz PACKAGE SIZE LAUNCH U.S. 2021CONVENIENCE RETAIL AND FOOD SERVICE / ON PREMISE33

2021 V I R T U A L I N V E S T O R M E E T I N G

REIGN TOTAL BODY FUELREGIONAL, NATIONAL & GLOBAL PARTNERSHIPSFITNESS PARTNERSHIPS, BRAND AMBASSADORS & ATHLETESSOCIAL/DIGITAL MEDIA 2020 RESULTS: 436MM IMPRESSIONS & 85MM COMPLETED VIEWSNATIONAL CHAIN & CONSUMER PROGRAMMINGSource: Khoros, Reporting Darers 01/01/20 – 12/16/2035

REIGN U.S. INNOVATION 202136

STRATEGIC BRANDS INNOVATION 2021FPOFPO FPO FPOFPO37

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AFFORDABLE ENERGYFOR CONSUMERS DEMANDING FUCTIONALITY, TASTE AND LIFSTYLE BUT CANNOT AFFORD THE PREMIUM.INCREMENTAL OPPORTUNITIES IN LATAM, EASTERN EUROPE, AFRICA, MIDDLE EAST AND SOUTEAST ASIA. A DIFFERENTIATED TARGET CONSUMER FROM PREMIUM ENERGY DRINKERS.PREDATOR HAS A UNIQUE POSITIONING AND OWNABLE LOOK & FEEL: BRAND ICON, GOLD COLOUR AND AMBASSADORS THAT EMBRACE THE CONQUERING SPIRIT.OUTDOOR COMMUNICATION R. JIMENEZ MEXICAN SOCCER STARDIGITAL AND SOCIAL MEDIA PREDATOR 47

SOLID FINANCIAL RESULTS28 CONSECUTIVE YEARS OF INCREASED SALES SINCE THE ACQUISITION OF THE HANSEN BEVERAGE BUSINESS IN 1992.ACHIEVED $4.2 BILLION IN NET SALES IN 2019 UP 10.3% OVER NET SALES OF $3.8 BILLION IN 2018.ACHIEVED $1.1 BILLION IN NET INCOME IN 2019 UP 11.6% OVER NET INCOME OF $993.0 MILLION IN 2018.ACHIEVED $2.03 IN DILUTED EARNINGS PER SHARE IN 2019 UP 15.2% OVER DILUTED EARNINGS PER SHARE OF $1.76 IN 2018.FOR THE NINE MONTHS ENDED SEPTEMBER 30 2020, ACHIEVED $3.4 BILLION IN NET SALES UP 6.9% OVER NET SALES OF $3.2 BILLION FOR THE SAME PERIOD IN 2019.FOR THE NINE MONTHS ENDED SEPTEMBER 30 2020, ACHIEVED $937.9 MILLION IN NET INCOME UP 10.0% OVER NET INCOME OF $852.9 MILLION FOR THE SAME PERIOD IN 2019.FOR THE NINE MONTHS ENDED SEPTEMBER 30 2020, ACHIEVED $1.75 IN DILUTED EARNINGS PER SHARE UP 12.7% OVER DILUTED EARNINGS PER SHARE OF $1.56 FOR THE SAME PERIOD IN 2019. 48

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